                                                                  Exhibit 10-(v)

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") dated as of October 14, 1998, among NATIONAL DATA CORPORATION, as Borrower, the banks and other financial institutions listed on the signature pages hereof, as Lenders, THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent for such Lenders, and WACHOVIA BANK, N.A., as Documentation Agent for such Lenders.


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the Documentation Agent are parties to a certain Credit Agreement dated as of December 19, 1997, as amended by a certain First Amendment to Credit Agreement dated as of April 10, 1998 (as so amended, the "Credit Agreement");

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more particularly set forth in this Second Amendment;

     NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Defined Terms.  Except as otherwise expressly defined herein, all
     -------------
capitalized terms used in this Second Amendment that are used in the Credit Agreement shall have the same meanings herein as are specified for such capitalized terms in the Credit Agreement.

2.   Amendment to Section 6.04 ("Restricted Payments").  Section 6.04 of the
     -------------------------------------------------
Credit Agreement is hereby amended by deleting said Section 6.04 in its entirety and substituting in lieu thereof the following Section 6.04:

          SECTION 6.04.  Restricted Payments.  The Borrower will not declare or
                         -------------------
     make any Restricted Payment if, after giving effect thereto, (i) the aggregate of all Restricted Payments declared or made (x) during Borrower's 1999 Fiscal Year exceeds $30,000,000, or (y) during any other Fiscal Year exceeds $20,000,000, or (ii) any Default shall be in existence (which has not been specifically waived in writing pursuant to Section 9.06) either immediately preceding or succeeding the making or declaration or any such Restricted Payment.

3.   Amendment to Section 6.05 ("Loans or Advances").  Section 6.05 of the
     -----------------------------------------------
Credit Agreement is hereby amended by (1) deleting the words "and/or" at the end of clause

(vi), (2) deleting the semicolon at the end of clause (vii) and the proviso that
                                                                    -------
follows, and (3) adding a new clause (viii) and proviso at the end of Section
                                                -------
6.05, as follows:

          (viii) loans or advances by the Borrower and its Subsidiaries to their respective customers in an aggregate amount not to exceed $5,000,000; provided that after giving effect to the making of any loans, advances and deposits permitted by clauses (i) through (viii) of this Section, no Default shall be in existence (which has not been specifically waived in writing pursuant to Section 9.06).

     4.   Representations and Warranties.  The Borrower represents and warrants
          ------------------------------
to the Lenders as follows:

     (a) All representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Second Amendment except for changes expressly permitted therein and except to the extent that such representations and warranties relate solely to an earlier date; and

     (b) After giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

     5.  Effect of Second Amendment.  On and after the date this Second
         --------------------------
Amendment becomes effective as provided herein (i) each and every reference in the Credit Agreement to "hereof," "hereunder," "herein," "hereby" and each other similar reference, and each and every reference to "this Agreement" and each other similar reference, shall refer to the Credit Agreement as amended hereby, and as the same may be further amended, restated or supplemented from time to time, and (ii) each and every reference in the Loan Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Second Amendment, and as the same may be further amended, supplemented or restated from time to time. The Borrower confirms and agrees that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) all other Loan Documents remain in full force and effect in accordance with their respective terms.

     6.  Ratification.  The Borrower hereby restates, ratifies and reaffirms
         ------------
each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof. To induce the Lenders to enter into this Second Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower acknowledges and agrees that, as of the date hereof and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the obligations arising under the Credit Agreement or the other Loan Documents.

     7.  Counterparts.  This Second Amendment may be executed in any number of
         ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     8.  Condition to Effectiveness of Second Amendment.  This Second Amendment
         ----------------------------------------------
shall not become effective or have any force or effect until counterparts of this Second Amendment have been executed on behalf of the Borrower and those Lenders constituting the Required Lenders under the terms of the Credit Agreement, and all such executed counterparts shall have been delivered to the Administrative Agent.

     9.  Miscellaneous.  This Second Amendment shall be construed in accordance
         -------------
with and governed by the laws of the State of Georgia, without regard to the effect of conflicts of laws. This Second Amendment shall be binding on, and shall inure to the benefit of and be enforceable by, the respective successors and permitted assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized officers or representatives as of the date first above written.

                                     NATIONAL DATA CORPORATION



                                     By: /s/  E. Michael Ingram
                                        -----------------------------------
                                         Name:  E. Michael Ingram
                                         Title:  Secretary & General Counsel


                                     THE FIRST NATIONAL BANK
                                        OF CHICAGO, as Administrative
                                        Agent and Lender



                                     By: /s/  Kristen H. Hertel
                                        -----------------------------------
                                         Name:  Kristen H. Hertel
                                         Title:  Vice President


                                     WACHOVIA BANK, N.A., as
                                        Documentation Agent and Lender



                                     By: /s/ Alyson Schattner
                                        -----------------------------------
                                         Name:  Alyson Schattner
                                         Title:  Assistant Vice President

                                         SUNTRUST BANK, ATLANTA, as
                                            Lender



                                         By: /s/ Brian K. Peters
                                            ------------------------------
                                             Name:  Brian K. Peters
                                             Title:  Director


                                         By: /s/  Rebecca Leffler
                                            ------------------------------
                                             Name:  Rebecca Leffler
                                             Title:  Banking Officer


                                         FIRST AMERICAN NATIONAL BANK
                                            as Lender



                                         By: /s/  Michael W. Metcalf
                                            ------------------------------
                                             Name:  Michael W. Metcalf
                                             Title:  Vice President